Exhibit 99.1

zendesk Second quarter 2015 highlights

CUSTOMERS 60,000+ paid customer accounts

DAILY REACH 4.6M+ daily interactions between organizations and customers

ENTERPRISE 27% of monthly recurring revenue from 100+ seat customers

INTERNATIONAL 44% revenues from outside the United States

EMPLOYEES 1,000+ WORLDWIDE

COUNTRY IN FOCUS Germany

RANK #1 non-English speaking country by revenue in Europe

GROWTH 120% trailing y/y revenue growth in Germany

OPEN FOR BUSINESS IN Q3:15

Frankfurt Data Center